EXHIBIT 99.1

FOR IMMEDIATE RELEASE

                           [IAC/INTERACTIVECORP LOGO]

                IAC/INTERACTIVECORP TO COMMENCE SHARE REPURCHASES

NEW YORK - MARCH 28, 2005 - IAC/InterActiveCorp (NASDAQ: IACI) announced today that it would commence purchasing shares of its common stock as soon as March
29. IAC is currently authorized to purchase up to 102.9 million shares of its common stock pursuant to the two previously announced share repurchase authorizations by its Board of Directors in November 2003 and November 2004. The repurchases by IAC are in furtherance of its announced intention to offset a portion of the dilution that will result following its pending acquisition of Ask Jeeves, Inc. (NASDAQ: ASKJ).

IAC intends to enter into a purchase plan designed to comply with Rule 10b5-1 (the "10b5-1 Plan") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Pursuant to the 10b5-1 Plan, an agent appointed by IAC will determine the time, amount and price at which purchases of IAC common stock will be made in the open market, subject to certain parameters established in advance by IAC. The plan generally calls for purchases of 25% of the average daily trading volume for IAC common stock for the preceding four calendar weeks, which, as of today, was approximately 1.1 million shares daily. The 10b5-1 Plan will terminate no later than the earlier of the date that proxy materials relating to the proposed IAC spin-off of its travel related businesses are mailed to IAC stockholders and the date that proxy materials related to the Ask Jeeves transaction are mailed to Ask Jeeves stockholders, or otherwise as established in the plan. IAC may also purchase stock in privately negotiated transactions.

Repurchased shares of IAC common stock will be held as treasury shares. In light of IAC's intended repurchases, IAC today is filing a Form 8-K with the Securities and Exchange Commission in order to provide certain information that may be of interest to investors about IAC's current plans for its previously announced spin-off transaction.

ABOUT IAC/INTERACTIVECORP

IAC operates leading and diversified businesses in sectors being transformed by the internet, online and offline ... our mission is to harness the power of interactivity to make daily life easier and more productive for people all over the world. To view a full list of the companies of IAC please visit our website at http://iac.com.

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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to IAC's anticipated financial performance, business prospects, new developments and similar matters, and/or statements preceded by, followed by or that include the words "believes," "could," "expects," "anticipates," "estimates," "intends," "plans," or similar expressions. These forward-looking statements are based on management's current expectations and assumptions, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those suggested by the forward-looking statements due to a variety of factors, including changes in business, political, and economic conditions due to the threat of future terrorist activity or otherwise, actions and initiatives by current and potential competitors, changes in the availability of favorably priced inventory, changes in occupancy rates, the effect of current and future legislation or regulation, the ability to make cost efficient expenditures in connection with expanding our reach, the ability to expand our reach into international markets, and certain other additional factors described in IAC's filings with the Securities and Exchange Commission. Other unknown or unpredictable factors also could have material adverse effects on IAC's future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release.

IAC is not under any obligation and does not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

WHERE TO FIND ADDITIONAL INFORMATION ABOUT THE ASK JEEVES ACQUISITION

IAC intends to file a registration statement with the Securities and Exchange Commission ("SEC") that will include a combined proxy statement/prospectus of Ask Jeeves and IAC and other relevant documents in connection with the proposed merger. Ask Jeeves stockholders should read the proxy statement/prospectus and other relevant materials when they become available, because they will contain important information about Ask Jeeves, IAC and the proposed merger.

In addition to the documents described above, Ask Jeeves and IAC file annual, quarterly and current reports, proxy statements and other information with the SEC. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed with the SEC by Ask Jeeves or IAC are available without charge at the SEC's website at WWW.SEC.GOV, or from the companies' websites, at WWW.ASK.COM and WWW.IAC.COM, respectively.

Ask Jeeves, IAC and their respective officers and directors may be deemed to be participants in the solicitation of proxies from Ask Jeeves stockholders in connection with the proposed merger. A description of certain interests of the directors and executive officers of Ask Jeeves is set forth in Ask Jeeves' proxy statement for its 2004 annual meeting, which was filed with the SEC on


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April 16, 2004. A description of certain interests of the directors and executive officers of IAC is set forth in IAC's proxy statement for its 2004 annual meeting, which was filed with the SEC on April 29, 2004. Additional information regarding the interests of such potential participants will be included in the definitive proxy statement/prospectus and other relevant documents to be filed with the SEC in connection with the proposed merger.


WHERE TO FIND ADDITIONAL INFORMATION ABOUT THE IAC SPIN-OFF

In connection with the proposed spin-off it is currently expected that IAC will file a proxy statement/prospectus with the Securities and Exchange Commission (the "SEC"). Stockholders of IAC are urged to read the proxy statement/prospectus, when it becomes available, because it will contain important information about IAC, the proposed spin-off transaction and related matters. Investors and security holders can obtain free copies of the proxy statement/prospectus when it becomes available by contacting Investor Relations, IAC/InterActiveCorp, Carnegie Hall Tower, 152 W. 57th Street, 42nd Floor, New York, NY 10019 (Telephone: (212) 314-7400). Investors and security holders can also obtain free copies of the proxy statement/prospectus and other documents filed by IAC and Expedia with the SEC in connection with the proposed spin-off transaction at the SEC's web site at www.sec.gov.

In addition to the proxy statement, IAC files annual, quarterly and current reports, proxy statements and other information with the SEC, each of which should be available at the SEC's web site at www.sec.gov. You may also read and copy any reports, statements and other information filed by IAC at the SEC public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information.

IAC and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of IAC's stockholders to approve the proposed spin-off transaction. Such individuals may have interests in the transaction as described herein, including as a result of current holdings of options or shares of IAC's stock and future holdings of options or shares of Expedia's stock, which will be impacted in the transaction. Information regarding IAC and the equity interests of its directors and officers who may be deemed to be participants in the solicitation of proxies is contained in IAC's proxy statement, filed with the SEC on April 29, 2004.

CONTACTS:

IAC INVESTOR RELATIONS
212/314-7400
Roger Clark
Lauren Porat

IAC CORPORATE COMMUNICATIONS
Andrea Riggs 212/314-7280
Deborah Roth 212/314-7254